                                                                     PAGES 1-5


                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION
                        WILLIAM A. SCHAN, COMMISSIONER
                            235 STATE HOUSE, BOSTON

                           ARTICLES OF ORGANIZATION

     We, Elliott R. Barker, Elliott R. Barker, Jr., and Kenneth T. Barker



being all the directors of

                         DEERFIELD PLASTICS CO., INC.

elected at its first meeting, in compliance with the requirements of General Laws, Chapter 156, Section 10, hereby certify that the following is a true copy of the agreement of association to form said corporation, with the names of the subscribers thereto:

         We, whose names are hereto subscribed, do, by this agreement, associate ourselves with the intention of forming a corporation under the provisions of General Laws, Chapter 156.



         The name by which the corporation shall be known is

                         DEERFIELD PLASTICS CO., INC.

         The location of the principal office of the corporation in Massachusetts is to be the town of Deerfield.



         [The business address of the corporation is to be

                271 Main Street, South Deerfield, Massachusetts
-------------------------------------------------------------------------------
    Street and number (if office building, give room number), city or town.

If such business address is not yet determined, give the name and business address of the treasurer or other officer to receive mail.

-------------------------------------------------------------------------------
 Name and title of officer to receive mail and his complete business address.

         The purposes for which the corporation is formed and the nature of the business to be transacted by it are as follows:

         To manufacture and process plastics and related substances; to manufacture, re-build, repair, buy, sell, exchange or otherwise deal in all types of plastics products and related substances; and as incidental thereto, to acquire and own or rent or lease, and sell or otherwise dispose of any real or personal property, and any rights, privileges or licenses that may be necessary or convenient to the corporation in connection with the conduct of its business.

The total capital stock to be authorized is as follows:

----------------------------------------------------------------------------------------------------------------------------
            CLASS OF STOCK                   WITHOUT PAR VALUE                                 WITH PAR VALUE
                                       ----------------------------------------------------------------------------------------
                                              NUMBER OF SHARES            NUMBER OF SHARES           PAR                AMOUNT
                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------
              Preferred                             none                        none                none                $ none
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                Common                              none                        9900                $10.               $99,000.
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

Restrictions, if any, imposed upon the transfer of shares:

    [PRINTED OR PHOTOSTATIC RESTRICTIONS MUST NOT BE ATTACHED IN THIS SPACE.]
























         A description of the different classes of stock, if thee are to be two or more classes, and a statement of the terms on which they are to be created and of the method of voting thereon:










         Other lawful provisions, if any, for the conduct and regulation of the business of the corporation, for its voluntary dissolutions, or for limiting, defining, or regulating the posers of the corporation, or of its directors or stockholders, or of any class of stockholders:

[IF SEVEN DAYS' NOTICE IS GIVEN, COMPLETE THE FOLLOWING PARAGRAPH.]

         The first meeting shall be called by

of



[IF NOTICE IS WAIVED, FILL IN THE FOLLOWING PARAGRAPH.]

         We hereby waive all requirements of the General Laws of Massachusetts for notice of the first meeting of the incorporators for the purpose of organization, and appoint the 25th day of November , 1953, at 3:30 o'clock P.M., at the office of Stoddard, Ball & Bartlett, 359 Main Street, Greenfield, Massachusetts, as the time and place for holding such first meeting.


         The names and residences of the incorporators and the amount of stock subscribed for by each are as follows:

                NAME                                    DOMICIL                           AMOUNT OF STOCK
 FIRST NAME MUST BE WRITTEN IN FULL     Actual place of residence must be given           SUBSCRIBED FOR
Initials and abbreviations are not                                                PREFERRED           COMMON
sufficient.

Elliott R. Barker                           20 Lombard Road,
                                            Arlington 74, Mass.                      none               none

Elliott R. Barker, Jr.                      315 Main Street,
                                            (South) Deerfield, Mass.                 none               none

Kenneth T. Barker                           32 Commerce Street,
                                            Clinton, Connecticut                     none               none









IN WITNESS WHEREOF we hereto sign our names, this 25th day of November, 1953.


     (Type or plainly print the name of each incorporator as signed to the Agreement of Association.)


                               Elliott R. Barker

                            Elliott R. Barker, Jr.

                               Kenneth T. Barker


                                       3




And we further certify that:

The first meeting of the subscribers to said agreement was held on the 25th day of November, 1953.

The amount of capital stock now to be issued is as follows:

------------------------------------------------------------------------------------------------------------------
               CLASS OF STOCK                                          NUMBER OF SHARES
                                             ---------------------------------------------------------------------
                                                      WITHOUT PAR VALUE                  WITH PAR VALUE
------------------------------------------------------------------------------------------------------------------
                 Preferred                                  none                              none
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                   Common                                   none                              none
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            PREFERRED               COMMON
-----------------------------------------------------------------------------------------------------------------------------------
TO BE PAID FOR:
-----------------------------------------------------------------------------------------------------------------------------------
   IN CASH:
-----------------------------------------------------------------------------------------------------------------------------------
       In full
-----------------------------------------------------------------------------------------------------------------------------------
       By installments to be paid before commencing business
-----------------------------------------------------------------------------------------------------------------------------------
       Amount of installment
-----------------------------------------------------------------------------------------------------------------------------------
   IN PROPERTY:
-----------------------------------------------------------------------------------------------------------------------------------
     REAL PROPERTY
-----------------------------------------------------------------------------------------------------------------------------------
       Location
-----------------------------------------------------------------------------------------------------------------------------------
       Area
-----------------------------------------------------------------------------------------------------------------------------------
     PERSONAL PROPERTY:
-----------------------------------------------------------------------------------------------------------------------------------
       Accounts receivable
-----------------------------------------------------------------------------------------------------------------------------------
       Notes receivable
-----------------------------------------------------------------------------------------------------------------------------------
       Merchandise
-----------------------------------------------------------------------------------------------------------------------------------
       Supplies
-----------------------------------------------------------------------------------------------------------------------------------
       Securities
-----------------------------------------------------------------------------------------------------------------------------------
       Machinery
-----------------------------------------------------------------------------------------------------------------------------------
       Motor vehicles and trailers
-----------------------------------------------------------------------------------------------------------------------------------
       Equipment and tools
-----------------------------------------------------------------------------------------------------------------------------------
       Furniture and fixtures
-----------------------------------------------------------------------------------------------------------------------------------
       Patent rights
-----------------------------------------------------------------------------------------------------------------------------------
       Trade-marks
-----------------------------------------------------------------------------------------------------------------------------------
       Copyrights
-----------------------------------------------------------------------------------------------------------------------------------
       Goodwill
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
1IN SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
1IN EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
                              NAME                                   DOMICIL                             POST OFFICE ADDRESS
                                                     Actual place of residence must be given.             HOME OR BUSINESS



                                       4





President     Elliott R. Barker                     20 Lombard Road,                                            Same
                                                    Arlington 74, Mass.

Treasurer     Kenneth T. Barker                     32 Commerce Street,                                         Same
                                                    Clinton, Connecticut

Clerk         Elliott R. Barker, Jr.                315 Main Street,                                            Same
                                                    (South) Deerfield, Mass.

Directors
              Elliott R. Barker                     20 Lombard Road,                                            Same
                                                    Arlington 74, Mass.
              Kenneth T. Barker                     32 Commerce Street,                                         Same
                                                    Clinton, Connecticut
              Elliott R. Barker, Jr.                315 Main Street,                                            Same
                                                    (South) Deerfield, Mass.





















     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names, this 25th day of November, 1953.

                       THE COMMONWEALTH OF MASSACHUSETTS

                              WRITE NOTHING BELOW

                         Deerfield Plastics Co., Inc.
       ----------------------------------------------------------------

       ----------------------------------------------------------------
                                Fee $50.00 paid
       ----------------------------------------------------------------

                   ARTICLES OF ORGANIZATION

            GENERAL LAWS, CHAPTER 156, SECTION 10

   Filed in the office of the Secretary of the Commonwealth

           and Certificate of Incorporation issued

                   as of November 27, 1953
================================================================
         I hereby certify that, upon an examination of the within-written articles of organization, the agreement of association, and the record of the first meeting of the incorporators, including the by-laws, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles this 27th day of November, 1953.


          Commissioner of Corporations and Taxation



CHARTER TO BE SENT TO

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------
     FILING FEE:  1/20 OF 1% OF THE TOTAL AMOUNT OF THE
         AUTHORIZED CAPITAL STOCK WITH PAR VALUE, AND ONE CENT
         A SHARE FOR ALL AUTHORIZED SHARES WITHOUT PAR VALUE, BUT NOT LESS THAN $50. GENERAL LAWS, CHAPTER 156,
         SECTION 53.

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION
                        WILLIAM A. SCHAN, COMMISSIONER
                          230 STATE HOUSE, BOSTON 33

                            ISSUE OF CAPITAL STOCK

This certificate must be submitted to the Commissioner of Corporation and Taxation within thirty days after the date of the vote of the directors, in accordance with General Laws Chapter 156, Section 16.

The filing fee to accompany this Certificate is $15.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We, Elliott R. Barker, President, Kenneth T. Barker, Treasurer, and Elliott R. Barker, Jr., Elliott R. Barker, Kenneth T. Barker being all of the Directors of
                         DEERFIELD PLASTICS CO., INC.
located at 271 Main Street, South Deerfield, Massachusetts in compliance with the provisions of Generals Laws, Chapter 156, Section 16, do hereby certify that at a meeting of the directors of the corporation held on January 28, 1954, it was voted to issue thirty-one thousand dollars of its authorized capital stock, this amount being in addition to amounts previously issued and the certificates therefore filed in the office of the Secretary of the Commonwealth; and that

The total amount of capital stock authorized is                       none                          shares preferred
                                                                      9000                          shares common
                                                                      none                          shares without par value

The amount of capital stock already issued for                        none                          shares preferred
     cash payable by instalments is
                                                                      none                          shares common
                                                                      none                          shares without par value

     The amount paid there is                           $             none                 paid on preferred stock
     $
                                                        $             none                 paid on common stock
                                                        $             none                 paid on shares without par value

The amount of fully paid stock already issued
                  for cash is                                         none                          shares preferred
                                                                      none                          shares common
                                                                      none                          shares without par value

                  for property is                                     none                          shares preferred
                                                                      none                          shares common
                                                                      none                          shares without par value

                  for services and expenses is                        none                          shares preferred
                                                                      none                          shares common
                                                                      none                          shares without par value

We further certify that the amount of additional capital stock to be issued1 for cash, property, services, or expenses is:

                      WITH PAR VALUE                none                  shares preferred

                          $31,000.00                3100                  shares common
          Amount of Additional Issue

                   WITHOUT PAR VALUE                none                  shares preferred
                                                    none                  shares common


===================================================================================================================================
TO BE PAID FOR:                                                                             PREFERRED               COMMON
                                                                                     ----------------------------------------------
   IN CASH:
       In full                                                                                                           2600
       By installments                                                                                                    500
       Amount of first installment                                                                                      $1050
   IN PROPERTY:
     REAL ESTATE
       Location
       Area
     PERSONAL PROPERTY:
       Accounts receivable
       Notes receivable
       Merchandise
       Supplies
       Securities
       Machinery
       Motor vehicles and trailers Equipment and tools Furniture and fixtures
       Patent rights Trade-marks Copyrights Goodwill
       Stock Dividend (Show Balance Sheet on Page 3)
2IN SERVICES
2IN EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

   1 No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, oris in its possession as surplus, nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment thereof, and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

   2 SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this first day of February in the year 1954.

              THE COMMONWEALTH OF MASSACHUSETTS

                     WRITE NOTHING BELOW

                 Deerfield Plastics Co., Inc.

                                                Fee $15.00 pd.

                    ISSUE OF CAPITAL STOCK
            GENERAL LAWS, CHAPTER 156, SECTION 16

           Filed in the office of the Secretary of the Commonwealth
                              February 17, 1954.

       ================================================================
       I hereby approve the within certificate, this 17th day of February, 1954.


                         Commissioner of Corporations
                                 and Taxation.

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION
                        WILLIAM A. SCHAN, COMMISSIONER
                          230 STATE HOUSE, BOSTON 33

                              INCREASE OF CAPITAL

Within thirty days after the date of the vote of the stockholders, this certificate must be submitted to the Commissioner of Corporations and Taxation. See General Laws, Chapter 156, Section 43.

The FEE of 1/20 of 1% of the amount by which the capital stock with par value is increased, and one cent for each additional share without par value, but not in any case fees than $25., must accompany this certificate.

     Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We, Elliott R. Barker, President, Kenneth T. Barker, Treasurer, and Elliott R. Barker, Jr. and Kenneth T. Barker, being a majority of the Directors of Deerfield Plastics Co., Inc. located at 271 Main Street, South Deerfield, Massachusetts in compliance with the provision of General Laws, Chapter 156, hereby certify that at a meeting of the stockholders of the corporation, duly called for the purpose, held April 30, 1954, by the affirmative vote of thirty-one hundred shares of the common stock of the corporation, being at least a majority of each class of stock outstanding and entitled to vote, the following amendment authorizing an increase in the capital stock of the corporation was duly adopted, namely:

     To increase the capital of the corporation by the authorization of 500 shares of prior cumulative preferred stock with a par value of $100 per share, with cumulative dividends at the rate of 6% per annum payable quarterly on February 15, May 15, August 15, and November 15 of each year. Said stock shall be callable at $105 per share, the method of call to be by lot in such amounts and at such time or times as the common stockholders may designate. In default of twelve consecutive quarterly dividend payments each share of the prior cumulative preferred stock may be converted by the holder thereof into five shares of common stock. In the event of liquidation, dissolution or winding up (either voluntary or involuntary) of the corporation the holder of the prior cumulative stock shall be entitled to be paid the sum of $100 for each share then held and outstanding plus all cumulative and unpaid dividends thereon prior to any payment on the common shares and after such payments shall be entitled to no further distribution.


The total amount of capital stock authorized is                  none           shares preferred        with par value
                                                                 9000           shares common
                                                                 none           shares preferred        without par value
                                                                 none           sharers common

The amount of capital stock already issued for                   none           shares preferred        with par value
     cash payable by instalments is
                                                                 395            shares common
                                                                 none           shares preferred        without par value
                                                                 none           shares common

     The amount paid on such instalment stock is        $        none                on preferred       with par value
         $3950.00
                                                        $        3950.00             on common
                                                        $        none                on preferred       without par value
                                                        $        none                on common

The amount of fully paid stock already issued                    none           shares preferred        with par value
                  for cash is
                                                                 2600           shares common
                                                                 none           shares preferred        without par value
                                                                 none           shares common

                  for property is                                none           shares preferred        with par value
                                                                 105            shares common
                                                                 none           shares preferred        without par value
                                                                 none           shares common

                  for services and expenses is                   none           shares preferred        with par value
                                                                 none           shares common
                                                                 none           shares preferred        without par value
                                                                 none           shares common

                  for services and expenses is                   500            shares preferred        prior cumulative preferred
                                                                                                        with par value
                                                                 none           shares common
                                                                 none           shares                  without par value
                                                                 none



                                       2




     The amount of such additional stock1 now to be issued is described or stated as follows:

-----------------------------------------------------------------------------------------------------------------------------------
TO BE PAID FOR:                                                                             PREFERRED               COMMON
                                                                                     ----------------------------------------------
     IN CASH:
              In full                                                                                40
              By installments
         Amount of first installment IN PROPERTY:
         REAL ESTATE
              Location
              Area
         PERSONAL PROPERTY:
              Accounts receivable
              Notes receivable
              Merchandise
              Supplies
              Securities
              Machinery
              Motor vehicles and trailers
              Equipment and tools
              Furniture and fixtures
              Patent rights
              Trade-marks
              Copyrights
              Goodwill
              Stock Dividend (Show Balance Sheet on Page 3)
2IN SERVICES
2IN EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

     1 No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, oris in its possession as surplus, nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment thereof, and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

     2 SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names, this 27th day of May, 1954.

                       THE COMMONWEALTH OF MASSACHUSETTS

                              WRITE NOTHING BELOW

                         Deerfield Plastics Co., Inc.
       ----------------------------------------------------------------

       ----------------------------------------------------------------
                                Fee $25.00 pd.
       ----------------------------------------------------------------

                             ARTICLES OF AMENDMENT
                     GENERAL LAWS, CHAPTER 156, SECTION 44
                              INCREASE OF CAPITAL
                            Establishment of Prior
                          Cumulative Preferred Stock
                       at a Par Value of $100 per Share

           Filed in the office of the Secretary of the Commonwealth
                                 June 11, 1954

       ================================================================
     I hereby approve the within certificate, this 11th day of June, 1954.


                   Commissioner of Corporations and Taxation

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION
                        WILLIAM A. SCHAN, COMMISSIONER
                          230 STATE HOUSE, BOSTON 33

                            ISSUE OF CAPITAL STOCK

This certificate must be submitted to the Commissioner of Corporation and Taxation within thirty days after the date of the vote of the directors, in accordance with General Laws Chapter 156, Section 16.

The filing fee to accompany this Certificate is $15.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We, Elliott R. Barker, President, Kenneth T. Barker, Treasurer, and Elliott R. Barker, Jr. - Vice President being a majority of the Directors of
                         DEERFIELD PLASTICS CO., INC.
located at 271 Main Street, South Deerfield, Mass. in compliance with the provisions of Generals Laws, Chapter 156, Section 16, do hereby certify that at a meeting of the directors of the corporation held on November 15th, 1954, it was voted to issue $28760 dollars and no shares without par value of its authorized capital stock, this amount being in addition to amounts previously issued and the certificates therefore filed in the office of the Secretary of the Commonwealth; and that

The total amount of capital stock authorized is                       500                       shares prior cumulative preferred
                                                                      9000                      shares common
                                                                      none                      shares without par value

The amount of capital stock already issued for                        none                      shares preferred
     cash payable by instalments is
                                                                      395                       shares common
                                                                      none                      shares without par value

     The amount paid thereon is                         $             none                 paid on preferred stock
     $3950
                                                        $             3950                 paid on common stock
                                                        $             none                 paid on shares without par value

The amount of fully paid stock already issued
                  for cash is                                         40                        shares preferred
                                                                      2600                      shares common
                                                                      none                      shares without par value

                  for property is                                     none                      shares preferred
                                                                      105                       shares common
                                                                      none                      shares without par value

                  for services and expenses is                        none                      shares preferred
                                                                      none                      shares common
                                                                      none                      shares without par value



We further certify that the amount of additional capital stock to be issued1 for cash, property, services, or expenses is:

                      WITH PAR VALUE                210                   shares prior cumulative preferred

                              $28760                776                   shares common
          Amount of Additional Issue

                   WITHOUT PAR VALUE                none                  shares preferred
                                                    none                  shares common


===================================================================================================================================
TO BE PAID FOR:                                                                             PREFERRED               COMMON
                                                                                     ----------------------------------------------
   IN CASH:
       In full                                                                                       10
       By installments
       Amount of first installment
   IN PROPERTY:
     REAL ESTATE                                                                                    200
       Location  South Deerfield - County of Franklin
       Area  Land & Buildings at 271 Main Street
     PERSONAL PROPERTY:
       Accounts receivable
       Notes receivable
       Merchandise
       Supplies
       Securities
       Machinery                                                                                                          776
       Motor vehicles and trailers
       Equipment and tools
       Furniture and fixtures
       Patent rights
       Trade-marks
       Copyrights
       Goodwill
       Stock Dividend (Show Balance Sheet on Page 3)
2IN SERVICES
2IN EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

   1 No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, oris in its possession as surplus, nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment thereof, and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

   2 SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 15th day of November in the year 1954.

              THE COMMONWEALTH OF MASSACHUSETTS

                     WRITE NOTHING BELOW

                 Deerfield Plastics Co., Inc.

                                                Fee $15.00 pd.

                    ISSUE OF CAPITAL STOCK
            GENERAL LAWS, CHAPTER 156, SECTION 16

   Filed in the office of the Secretary of the Commonwealth
                      November 18, 1954

================================================================
       I hereby approve the within certificate, this 18th day of November, 1954.


                  Commissioner of Corporations
                           and Taxation.

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION
                        WILLIAM A. SCHAN, COMMISSIONER
                          230 STATE HOUSE, BOSTON 33

                            ISSUE OF CAPITAL STOCK

This certificate must be submitted to the Commissioner of Corporation and Taxation within thirty days after the date of the vote of the directors, in accordance with General Laws Chapter 156, Section 16.

The filing fee to accompany this Certificate is $15.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We, Elliott R. Barker, President, Kenneth T. Barker, Treasurer, and Elliott R. Barker, Jr. - Vice President being a majority of the Directors of
                         DEERFIELD PLASTICS CO., INC.
located at 271 Main Street - South Deerfield, Mass. in compliance with the provisions of Generals Laws, Chapter 156, Section 16, do hereby certify that at a meeting of the directors of the corporation held on April 29, 1955, it was voted to issue $7910.00 ($6700. pref. and $1210. com.) dollars and no shares without par value of its authorized capital stock, this amount being in addition to amounts previously issued and the certificates therefore filed in the office of the Secretary of the Commonwealth; and that

The total amount of capital stock authorized is                       500                       shares prior cumulative preferred
                                                                      9900                      shares common
                                                                      none                      shares without par value

The amount of capital stock already issued for                        none                      shares preferred
     cash payable by instalments is
                                                                      none                      shares common
                                                                      none                      shares without par value

     The amount paid thereon is                         $                                  paid on preferred stock
     $
                                                        $                                  paid on common stock
                                                        $                                  paid on shares without par value

The amount of fully paid stock already issued
                  for cash is                                         50                        shares preferred
                                                                      3876                      shares common
                                                                      none                      shares without par value

                  for property is                                     200                       shares preferred
                                                                      none                      shares common
                                                                      none                      shares without par value

                  for services and expenses is                        none                      shares preferred
                                                                      none                      shares common
                                                                      none                      shares without par value







We further certify that the amount of additional capital stock to be issued1 for cash, property, services, or expenses is:

                      WITH PAR VALUE                67                    shares prior cumulative preferred

                               $7910
          Amount of Additional Issue

                                                    121                   shares common

                   WITHOUT PAR VALUE                none                  shares preferred
                                                    none                  shares common


===================================================================================================================================
TO BE PAID FOR:                                                                             PREFERRED               COMMON
                                                                                     ----------------------------------------------
   IN CASH:
       In full                                                                                       55                   121
       By installments
       Amount of first installment
   IN PROPERTY:
     REAL ESTATE
       Location
       Area
     PERSONAL PROPERTY:
       Accounts receivable
       Notes receivable
       Merchandise
       Supplies
       Securities
       Machinery
       Motor vehicles and trailers Equipment and tools Furniture and fixtures
       Patent rights Trade-marks Copyrights Goodwill
       Stock Dividend (Show Balance Sheet on Page 3)
2IN SERVICES (Salary 12 mos. @ $100/mo. ending 4/30/55)                                              12
2IN EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

   1 No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, oris in its possession as surplus, nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment thereof, and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

   2 SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 10th day of May in the year 1955.

                       THE COMMONWEALTH OF MASSACHUSETTS

                              WRITE NOTHING BELOW

                         Deerfield Plastics Co., Inc.

                                Fee $15.00 paid

                            ISSUE OF CAPITAL STOCK
                     GENERAL LAWS, CHAPTER 156, SECTION 16

           Filed in the office of the Secretary of the Commonwealth
                                 May 12, 1955

       ================================================================
     I hereby approve the within certificate, this 12th day of May, 1955.


                         Commissioner of Corporations
                                 and Taxation.

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION
                        WILLIAM A. SCHAN, COMMISSIONER
                          230 STATE HOUSE, BOSTON 33

                            ISSUE OF CAPITAL STOCK

This certificate must be submitted to the Commissioner of Corporation and Taxation within thirty days after the date of the vote of the directors, in accordance with General Laws Chapter 156, Section 16.

The filing fee to accompany this Certificate is $15.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We, Elliott R. Barker, President, Elliot R. Barker, Treasurer, and Kenneth T. Barker, Vice President and Elliott R. Barker, Jr., Clerk being a majority of the Directors of
                         DEERFIELD PLASTICS CO., INC.
located at 271 Main Street - South Deerfield, Mass. in compliance with the provisions of Generals Laws, Chapter 156, Section 16, do hereby certify that at a meeting of the directors of the corporation held on June 20, 1955, it was voted to issue $2,000.00 (20 Preferred) dollars and no shares without par value of its authorized capital stock, this amount being in addition to amounts previously issued and the certificates therefore filed in the office of the Secretary of the Commonwealth; and that

The total amount of capital stock authorized is                       500                       shares prior cumulative preferred
                                                                      9900                      shares common
                                                                      none                      shares without par value

The amount of capital stock already issued for                        none                      shares preferred
     cash payable by instalments is
                                                                      none                      shares common
                                                                      none                      shares without par value

     The amount paid thereon is                         $                                  paid on preferred stock
     $
                                                        $                                  paid on common stock
                                                        $                                  paid on shares without par value

The amount of fully paid stock already issued
                  for cash is                                         105                       shares preferred
                                                                      3997                      shares common
                                                                      none                      shares without par value

                  for property is                                     200                       shares preferred
                                                                      none                      shares common
                                                                      none                      shares without par value

                  for services and expenses is                        12                        shares preferred
                                                                      none                      shares common
                                                                      none                      shares without par value



We further certify that the amount of additional capital stock to be issued1 for cash, property, services, or expenses is:

                      WITH PAR VALUE                20                    shares preferred

                           $2,000.00
          Amount of Additional Issue

                                                    none                  shares common

                   WITHOUT PAR VALUE                none                  shares preferred
                                                    none                  shares common

===================================================================================================================================
TO BE PAID FOR:                                                                             PREFERRED               COMMON
                                                                                     ----------------------------------------------
   IN CASH:
       In full                                                                                       20
       By installments
       Amount of first installment
   IN PROPERTY:
     REAL ESTATE
       Location
       Area
     PERSONAL PROPERTY:
       Accounts receivable
       Notes receivable
       Merchandise
       Supplies
       Securities
       Machinery
       Motor vehicles and trailers Equipment and tools Furniture and fixtures
       Patent rights Trade-marks Copyrights Goodwill
       Stock Dividend (Show Balance Sheet on Page 3)
2IN SERVICES
2IN EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

   1 No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, oris in its possession as surplus, nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment thereof, and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

   2 SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 11th day of July in the year 1955.

                       THE COMMONWEALTH OF MASSACHUSETTS

                              WRITE NOTHING BELOW

                         Deerfield Plastics Co., Inc.


                            ISSUE OF CAPITAL STOCK
                     GENERAL LAWS, CHAPTER 156, SECTION 16

           Filed in the office of the Secretary of the Commonwealth

                                 July 14, 1955

       ================================================================
     I hereby approve the within certificate, this 14th day of July, 1955.


                         Commissioner of Corporations
                                 and Taxation.

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION
                        WILLIAM A. SCHAN, COMMISSIONER
                          230 STATE HOUSE, BOSTON 33

                            ISSUE OF CAPITAL STOCK

This certificate must be submitted to the Commissioner of Corporation and Taxation within thirty days after the date of the vote of the directors, in accordance with General Laws Chapter 156, Section 16.

The filing fee to accompany this Certificate is $15.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We, Kenneth T. Barker, President, Elliot R. Barker, Jr. - Ass't. Treasurer, and Marlon A. Pierson being a majority of the Directors of
                         DEERFIELD PLASTICS CO., INC.
located at South Deerfield, Mass. in compliance with the provisions of Generals Laws, Chapter 156, Section 16, do hereby certify that at a meeting of the directors of the corporation held on September 16, 1955, it was voted to issue $360.00 (Common Stock) dollars and no shares without par value of its authorized capital stock, this amount being in addition to amounts previously issued and the certificates therefore filed in the office of the Secretary of the Commonwealth; and that

The total amount of capital stock authorized is                       500                       shares cumulative preferred
                                                                      9900                      shares common
                                                                      none                      shares without par value

The amount of capital stock already issued for                        none                      shares preferred
     cash payable by instalments is
                                                                      none                      shares common
                                                                      none                      shares without par value

     The amount paid thereon is                         $                                  paid on preferred stock
     $
                                                        $                                  paid on common stock
                                                        $                                  paid on shares without par value

The amount of fully paid stock already issued
                  for cash is                                         125                       shares preferred
                                                                      3997                      shares common
                                                                      none                      shares without par value

                  for property is                                     200                       shares preferred
                                                                      none                      shares common
                                                                      none                      shares without par value

                  for services and expenses is                        12                        shares preferred
                                                                      none                      shares common
                                                                      none                      shares without par value







We further certify that the amount of additional capital stock to be issued1 for cash, property, services, or expenses is:

                      WITH PAR VALUE                                      shares preferred

                             $360.00
          Amount of Additional Issue

                                                    36                    shares common

                   WITHOUT PAR VALUE                                      shares preferred
                                 shares common

===================================================================================================================================
TO BE PAID FOR:                                                                             PREFERRED               COMMON
                                                                                     ----------------------------------------------
   IN CASH:
       In full
       By installments
       Amount of first installment IN PROPERTY:
     REAL ESTATE
       Location
       Area
     PERSONAL PROPERTY:
       Accounts receivable
       Notes receivable
       Merchandise
       Supplies
       Securities
       Machinery
       Motor vehicles and trailers Equipment and tools Furniture and fixtures
       Patent rights Trade-marks Copyrights Goodwill
       Stock Dividend (Show Balance Sheet on Page 3)
2IN SERVICES (Productivity Bonus)                                                                                   36 shares
2IN EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

   1 No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, oris in its possession as surplus, nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment thereof, and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

   2 SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 30th day of September in the year 1955.

                       THE COMMONWEALTH OF MASSACHUSETTS

                              WRITE NOTHING BELOW

                         Deerfield Plastics Co., Inc.



                            ISSUE OF CAPITAL STOCK
                     GENERAL LAWS, CHAPTER 156, SECTION 16

           Filed in the office of the Secretary of the Commonwealth
                                October 4, 1955

       ================================================================
    I hereby approve the within certificate, this 4th day of October, 1955.


                         Commissioner of Corporations
                                 and Taxation.

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION
                        WILLIAM A. SCHAN, COMMISSIONER
                          230 STATE HOUSE, BOSTON 33

                              INCREASE OF CAPITAL

Within thirty days after the date of the vote of the stockholders, this certificate must be submitted to the Commissioner of Corporations and Taxation. See General Laws, Chapter 156, Section 43.

The FEE of 1/20 of 1% of the amount by which the capital stock with par value is increased, and one cent for each additional share without par value, but not in any case fees than $25., must accompany this certificate.

     Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We, Kenneth T. Barker, President, Elliott R. Barker, Jr., Treasurer, and Elliott R. Barker, Jr., Kenneth T. Barker and George H. Nord being a majority of the Directors of Deerfield Plastics Co., Inc. located at 271 Main Street, South Deerfield, Massachusetts, in compliance with the provision of General Laws, Chapter 156, hereby certify that at a meeting of the stockholders of the corporation, duly called for the purpose, held April 24, 1956, by the affirmative vote of 4007 shares of the common stock of the corporation, being at least a majority of each class of stock outstanding and entitled to vote, the following amendment authorizing an increase in the capital stock of the corporation was duly adopted, namely:

     To increase the capital of the corporation by the authorization of 500 additional shares of prior cumulative preferred stock with a par value of $100 per share, with cumulative dividends at the rate of 6% per annum payable quarterly on February 15, May 15, August 15, and November 15 of each year. Said stock shall be callable at $105 per share, the method of call to be by lot in such amounts and at such time or times as the common stockholders may designate. In default of twelve consecutive quarterly dividend payments each share of the prior cumulative preferred stock may be converted by the holder thereof into five shares of common stock. In the event of liquidation, dissolution or winding up (either voluntary or involuntary) of the corporation the holder of the prior cumulative stock shall be entitled to be paid the sum of $100 for each share then held and outstanding plus all cumulative and unpaid dividends thereon prior to any payment on the common shares and after such payments shall be entitled to no further distribution.



The total amount of capital stock authorized is                  500            shares prior cumu-      preferred
                                                                                lative preferred        with par value
                                                                 9900           shares common
                                                                 none           shares preferred        without par value
                                                                 none           sharers common

The amount of capital stock already issued for                   none           shares preferred        with par value
     cash payable by instalments is
                                                                 395            shares common
                                                                 none           shares preferred        without par value
                                                                 none           shares common

     The amount paid on such instalment stock is        $        none                on preferred       with par value
         $3950.00
                                                        $        3950.00             on common
                                                        $        none                on preferred       without par value
                                                        $        none                on common

The amount of fully paid stock already issued                    137            shares prior cumu-      with par value
                  for cash is                                                   lative preferred
                                                                 2700           shares common
                                                                 none           shares preferred        without par value
                                                                 none           shares common

                  for property is                                200            shares preferred        with par value
                                                                 83             shares common
                                                                 none           shares preferred        without par value
                                                                 none           shares common

                  for services and expenses is                   none           shares preferred        with par value
                                                                 131            shares common
                                                                 none           shares preferred        without par value
                                                                 none           shares common

                  for services and expenses is                   500            shares prior cumu-      with par value
                                                                                lative preferred
                                                                 none           shares common
                                                                 none           shares                  without par value
                                                                 none



                                       2

     The amount of such additional stock1 now to be issued is described or stated as follows:

-----------------------------------------------------------------------------------------------------------------------------------
TO BE PAID FOR:                                                                             PREFERRED               COMMON
                                                                                     ----------------------------------------------
     IN CASH:
              In full
              By installments
         Amount of first installment IN PROPERTY:
         REAL ESTATE
              Location
              Area
         PERSONAL PROPERTY:
              Accounts receivable
              Notes receivable
              Merchandise
              Supplies
              Securities
              Machinery
              Motor vehicles and trailers
              Equipment and tools
              Furniture and fixtures
              Patent rights
              Trade-marks
              Copyrights
              Goodwill
              Stock Dividend (Show Balance Sheet on Page 3)
2IN SERVICES
2IN EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

     1 No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, oris in its possession as surplus, nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment thereof, and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

     2 SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names, this 26th day of April, 1956.

----------------------------
Kenneth T. Barker

----------------------------
Elliott R. Barker, Jr.

----------------------------
George H. Nord

                       THE COMMONWEALTH OF MASSACHUSETTS

                              WRITE NOTHING BELOW

                         Deerfield Plastics Co., Inc.
       ----------------------------------------------------------------

       ----------------------------------------------------------------
                                Fee $25.00 pd.
       ----------------------------------------------------------------

                             ARTICLES OF AMENDMENT
                     GENERAL LAWS, CHAPTER 156, SECTION 44
                              INCREASE OF CAPITAL


           Filed in the office of the Secretary of the Commonwealth
                                April 30, 1956

       ================================================================
    I hereby approve the within certificate, this 30th day of April, 1956.


                   Commissioner of Corporations and Taxation

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION
                        WILLIAM A. SCHAN, COMMISSIONER
                          230 STATE HOUSE, BOSTON 33

                            ISSUE OF CAPITAL STOCK

This certificate must be submitted to the Commissioner of Corporation and Taxation within thirty days after the date of the vote of the directors, in accordance with General Laws Chapter 156, Section 16.

The filing fee to accompany this Certificate is $15.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We, Kenneth T. Barker, President, Elliott R. Barker, Jr., Treasurer, and Stanley F. Jorczak being a majority of the Directors of
                         DEERFIELD PLASTICS CO., INC.
located at 271 Main Street - South Deerfield, Mass. in compliance with the provisions of Generals Laws, Chapter 156, Section 16, do hereby certify that at a meeting of the directors of the corporation held on April 11, 1956, it was voted to issue $740.00 (Common Stock) dollars and no shares without par value of its authorized capital stock, this amount being in addition to amounts previously issued and the certificates therefore filed in the office of the Secretary of the Commonwealth; and that

The total amount of capital stock authorized is                       500                       shares preferred
                                                                      9900                      shares common
                                                                      none                      shares without par value

The amount of capital stock already issued for                        none                      shares preferred
     cash payable by instalments is
                                                                      none                      shares common
                                                                      none                      shares without par value

     The amount paid there is                           $             none                 paid on preferred stock
     $3950.00
                                                        $             3950.00              paid on common stock
                                                        $             none                 paid on shares without par value

The amount of fully paid stock already issued
                  for cash is                                         137                       shares preferred
                                                                      2700                      shares common
                                                                      none                      shares without par value

                  for property is                                     200                       shares preferred
                                                                      881                       shares common
                                                                      none                      shares without par value

                  for services and expenses is                        none                      shares preferred
                                                                      57                        shares common
                                                                      none                      shares without par value







We further certify that the amount of additional capital stock to be issued1 for cash, property, services, or expenses is:

                      WITH PAR VALUE                                      shares preferred

                                $740
          Amount of Additional Issue

                                                    74                    shares common

                   WITHOUT PAR VALUE                                      shares preferred
                                 shares common

===================================================================================================================================
TO BE PAID FOR:                                                                             PREFERRED               COMMON
                                                                                     ----------------------------------------------
   IN CASH:
       In full
       By installments
       Amount of first installment IN PROPERTY:
     REAL ESTATE
       Location
       Area
     PERSONAL PROPERTY:
       Accounts receivable
       Notes receivable
       Merchandise
       Supplies
       Securities
       Machinery
       Motor vehicles and trailers Equipment and tools Furniture and fixtures
       Patent rights Trade-marks Copyrights Goodwill
       Stock Dividend (Show Balance Sheet on Page 3)
2IN SERVICES                                                                                                            $740.00
2IN EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

   1 No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, oris in its possession as surplus, nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment thereof, and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

   2 SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 21st day of May in the year 1956.

------------------------------
Kenneth T. Barker

------------------------------
Elliott R. Barker

------------------------------
George H. Nord

                       THE COMMONWEALTH OF MASSACHUSETTS

                              WRITE NOTHING BELOW

                         Deerfield Plastics Co., Inc.


                              Val Fee $2.00 Paid
                              INCREASE OF CAPITAL
                     GENERAL LAWS, CHAPTER 156, SECTION 16


           Filed in the office of the Secretary of the Commonwealth
                                 June 28, 1956

       ================================================================
     I hereby approve the within certificate, this 28th day of June, 1956.


                  Commissioner of Corporations and Taxation.

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION

                          235 STATE HOUSE, BOSTON 33


                            ISSUE OF CAPITAL STOCK

This certificate must be submitted to the Commissioner of Corporations and Taxation within thirty days after the date of the vote of the directors, in accordance with General Laws, Chapter 156, Section 16.

The filing fee to accompany this Certificate is $15.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

                                  ----------------

We, Kenneth T. Barker, President, Elliott R. Barker, Jr., Treasurer, and Stanley F. Jorczak





                                          being a majority of the Directors of

                         DEERFIELD PLASTICS CO., INC.


located at 271 Main Street, South Deerfield, Massachusetts , in compliance with the provisions of General Laws, Chapter 156, Section 16, do hereby certify that at a meeting of the directors of the corporation held on July 18, 1956 , it was voted to issue 10 shares (preferred) and 18 shares (common)
              dollars,       shares with par value of its authorized capital
stock, this amount being in addition to amounts previously issued and the certificates therefor filed in the office of the Secretary of the Commonwealth; and that

                                                              1,000             shares preferred
The total amount of capital stock authorized is:              9,900             shares common
                                                              none              shares without par value


                                                              none              shares preferred
The amount of capital stock already issued for                395               shares common
   cash payable by installments is                            none              shares without par value

                                                     $        none          paid on preferred stock
         The amount paid thereon is                  $        3,950.00      paid on common stock
         $        3,950.00                           $        none          paid on shares without par value
The amount of fully paid stock already issued


                                                                  240           shares preferred
         for cash is ................................           2,700           shares common
                                                                 none           shares without par value

                                                                  200           shares preferred
         for property is ............................             881           shares common
                                                                 none           shares without par value

                                                                 none           shares preferred
         for services and expenses is  ..............             131           shares common
                                                                 none           shares without par value






We further certify that the amount of additional capital stock to be issued1 for cash, property, services, or expenses is:

                           WITH PAR VALUE            10        shares preferred

                           Amount of Additional Issue         18        shares common


                                 WITHOUT PAR VALUE                none  shares preferred
                                                                  none  shares common

==========================================================================================================================
TO BE PAID FOR:.............................................................   PREFERRED             COMMON
                                                                             ---------------------------------------------
  IN CASH:..................................................................
    In full.................................................................   10 shares
    By installments.........................................................
    Amount of first instalment..............................................
  IN PROPERTY:..............................................................
    REAL ESTATE.............................................................
      Location..............................................................
      Area..................................................................
    PERSONAL PROPERTY:......................................................
      Accounts receivable...................................................
      Notes receivable......................................................
      Merchandise...........................................................
      Supplies..............................................................                         18 shares
      Securities............................................................
      Machinery.............................................................
      Motor vehicles and trailers...........................................
      Equipment and tools...................................................
      Furniture and fixtures
      Patent rights.........................................................
      Trade-marks...........................................................
      Copyrights............................................................
      Goodwill..............................................................
      Stock Dividend (Show Balance Sheet on Page 3).........................
  2IN SERVICES. . . . . . . . . .(Productivity Bonus).......................
  2IN EXPENSES..............................................................


1 No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, or is in its possession as surplus; nor shall any note or evidence of indebtedness, secured or unsecured, of any person to who stock is issued, be deemed to be payment therefor; and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

2 SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 10th day of August in the year 1956,



  /s/
---------------------------------------
Kenneth T. Barker



  /s/
---------------------------------------
Elliott R. Barker, Jr.



  /s/
---------------------------------------
Stanley F. Jorczak

                       THE COMMONWEALTH OF MASSACHUSETTS

                              WRITE NOTHING BELOW


                         Deerfield Plastics Co., Inc.



                            ISSUE OF CAPITAL STOCK
                     General Laws, Chapter 156, Section 16


           Filed in the office of the Secretary of the Commonwealth

                                 Aug. 13, 1956


-------------------------------------------------------------------------------

                 I hereby approve the within certificate, this
                           13th day of August, 1956


                               ------------------------------------------------
                               Commissioner of Corporations and Taxation


[Seals]

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION

                          235 STATE HOUSE, BOSTON 33


                            ISSUE OF CAPITAL STOCK

This certificate must be submitted to the Commissioner of Corporations and Taxation within thirty days after the date of the vote of the directors, in accordance with General Laws, Chapter 156, Section 16.

The filing fee to accompany this Certificate is $15.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

                              ------------------

We, Kenneth T. Barker, President, Elliott R. Barker, Jr., Treasurer, and Stanley F. Jorczak




                                          being a majority of the Directors of

                         Deerfield Plastics Co., Inc.


located at South Deerfield in the Town of Deerfield, in compliance with the provisions of General Laws, Chapter 156, Section 16, do hereby certify that at a meeting of the directors of the corporation held on (a) August 15, 1956, (b) October 17, 1956, and (c) February 2, 1957, it was voted to issue (a) $1,000 (100 shares); (b) $2,200 (22 shares prior cum pfd); (c) $500.00 (5 shares prior cum pfd) dollars, and no shares with par value of its authorized capital stock, this amount being in addition to amounts previously issued and the certificates therefor filed in the office of the Secretary of the Commonwealth; and that prior cumulative
                                                              1,000             shares/preferred
The total amount of capital stock authorized is:              9,900             shares common
                                                              none              shares without par value


                                                              none              shares preferred
The amount of capital stock already issued for                395               shares common
   cash payable by installments is                            none              shares without par value

                                                     $        none          paid on preferred stock
         The amount paid thereon is                  $        3,950         paid on common stock
         $        3,950.00                           $        none          paid on shares without par value
The amount of fully paid stock already issued

                                                                                prior cumulative
                                                                  250           shares/preferred
         for cash is ................................           2,700           shares common
                                                                 none           shares without par value

                   ..................................                           prior cumulative
                                                                  240           shares/preferred
         for property is ............................             881           shares common
                                                                 none           shares without par value

                                                                 none           shares preferred
         for services and expenses is  ..............             149           shares common
                                                                 none           shares without par value







We further certify that the amount of additional capital stock to be issued1 for cash, property, services, or expenses is:
                                                                                 prior cumulative
                                    WITH PAR VALUE          27 shares/preferred
                                         2,700.00
                                    $   1,000.00
                           Amount of Additional Issue                  100       shares common

                                 WITHOUT PAR VALUE                         none shares preferred
                                                                           none shares common

                                prior cumulative

TO BE PAID FOR:                                                             PREFERRED               COMMON
     IN CASH:
        In full......................................................       27
        By installments..............................................
        Amount of first instalment...................................
     IN PROPERTY:
        REAL ESTATE..................................................
           Location..................................................
           Area......................................................
        PERSONAL PROPERTY:
           Accounts receivable.......................................
           Notes receivable..........................................
           Merchandise...............................................
           Supplies..................................................
           Securities................................................
           Machinery.................................................
           Motor vehicles and trailers...............................
           Equipment and tools.......................................
           Furniture and fixtures....................................
           Patent rights.............................................
           Trade-marks...............................................
           Copyrights................................................
           Goodwill..................................................
           Stock Dividend (Show Balance Sheet on Page 3).............
     2IN SERVICES. . . . . . . . . ..................................                                 100
     2IN EXPENSES....................................................

1 No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, or is in its possession as surplus; nor shall any note or evidence of indebtedness, secured or unsecured, of any person to who stock is issued, be deemed to be payment therefor; and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

2 SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

Production bonus of 100 shares common voted to George Nord, plant

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 13th day of March in the year 1957,



  /s/
---------------------------------------
Kenneth T. Barker



  /s/
---------------------------------------
Elliott R. Barker, Jr.



  /s/
---------------------------------------
Stanley F. Jorczak

                       THE COMMONWEALTH OF MASSACHUSETTS

                              WRITE NOTHING BELOW


                         Deerfield Plastics Co., Inc.



                            ISSUE OF CAPITAL STOCK

                     General Laws, Chapter 156, Section 16


           Filed in the office of the Secretary of the Commonwealth

                                 April 9, 1957

                           -----------------------


                 I hereby approve the within certificate, this
                            9th day of April, 1957




                                 ----------------------------------------------
                                 Commissioner of Corporations and Taxation


[Seals]

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION
                        JOSEPH P. HEALEY, COMMISSIONER

                          236 STATE HOUSE, BOSTON 33


                            ISSUE OF CAPITAL STOCK

This certificate must be submitted to the Commissioner of Corporations and Taxation within thirty days after the date of the vote of the directors, in accordance with General Laws, Chapter 156, Section 16.

The filing fee to accompany this Certificate is $10.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.


We, Kenneth T. Barker, President, Elliott R. Barker, Jr., Treasurer, Kenneth
T. Barker, Elliott R. Barker, Jr., Stanley F. Jorczak and Leo N. Roy



                                          being a majority of the Directors of

                         Deerfield Plastics Co., Inc.


located at South Deerfield in the Town of Deerfield, in compliance with the provisions of General Laws, Chapter 156, Section 16, do hereby certify that at a meeting of the directors of the corporation held on July 1, 1957 , it was voted to issue - - - - Eleven Thousand - - - dollars, and no shares without par value of its authorized capital stock, this amount being in addition to amounts previously issued and the certificates therefor filed in the office of the Secretary of the Commonwealth; and that prior cumulative
The total amount of capital stock authorized is:              1,000               shares/preferred
                                                              9,900               shares common
                                                              none                shares without par value

The amount of capital stock already issued for
    cash payable by installments is                                               none  shares preferred
                                                              395                 shares common
                                                              none                shares without par value

The amount paid thereon is $3,950.00                 $        none          paid on preferred stock
                                                     $        3,950         paid on common stock
                                                     $        none          paid on shares without par value
The amount of fully paid stock already issued
                                                                                prior cumulative
                                                                  277             shares/preferred
         for cash is.................................           2,700             shares common
                                                                 none             shares without par value

                                                                                prior cumulative
                                                                  200             shares/preferred
         for property is.............................             881             shares common
                                                                 none             shares without par value

                                                                 none             shares preferred
         for services and expenses is ...............             249             shares common
                                                                 none             shares without par value






We further certify that the amount of additional capital stock to be issued1 for cash, property, services, or expenses is:
                                                                                 prior cumulative
                                    WITH PAR VALUE                     110       shares preferred
                                         $11,00.00
                           Amount of Additional Issue                 none       shares common

                                 WITHOUT PAR VALUE                         none  shares preferred
                                                                           none  shares common

TO BE PAID FOR:                                                             PREFERRED               COMMON
     IN CASH:
        In full......................................................       110
        By installments..............................................
        Amount of first instalment...................................
     IN PROPERTY:
        REAL ESTATE..................................................
           Location..................................................
           Area......................................................
        PERSONAL PROPERTY:
           Accounts receivable.......................................
           Notes receivable..........................................
           Merchandise...............................................
           Supplies..................................................
           Securities................................................
           Machinery.................................................
           Motor vehicles and trailers...............................
           Equipment and tools.......................................
           Furniture and fixtures....................................
           Patent rights.............................................
           Trade-marks...............................................
           Copyrights................................................
           Goodwill..................................................
           Stock Dividend (Show Balance Sheet on Page 3).............
     2IN SERVICES. . . . . . . . . .(Productivity Bonus).............                             100 shares
     2IN EXPENSES....................................................

1 No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, or is in its possession as surplus; nor shall any note or evidence of indebtedness, secured or unsecured, of any person to who stock is issued, be deemed to be payment therefor; and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

2 SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 26th day of July in the year 1957.



  /s/
---------------------------------------
Kenneth T. Barker



  /s/
---------------------------------------
Stanley F. Jorczak



  /s/
---------------------------------------
Elliott R. Barker, Jr.



  /s/
---------------------------------------
Leo N. Roy

                       THE COMMONWEALTH OF MASSACHUSETTS

                              WRITE NOTHING BELOW


                         Deerfield Plastics Co., Inc.



                            ISSUE OF CAPITAL STOCK
                     General Laws, Chapter 156, Section 16


           Filed in the office of the Secretary of the Commonwealth

                                August 1, 1957


                         ---------------------------


                 I hereby approve the within certificate, this
                            1st day of August, 1957



                                     ------------------------------------------
                                                 Joseph P. Healey
                                     Commissioner of Corporations and Taxation


[Seals]

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION
                        JOSEPH P. HEALEY, COMMISSIONER

                          236 STATE HOUSE, BOSTON 33


                            ISSUE OF CAPITAL STOCK

This certificate must be submitted to the Commissioner of Corporations and Taxation within thirty days after the date of the vote of the directors, in accordance with General Laws, Chapter 156, Section 16.

The filing fee to accompany this Certificate is $15.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.


We, Kenneth T. Barker, President, Elliott R. Barker, Jr., Treasurer Kenneth T. Barker, Elliott R. Barker, Jr., Stanley F. Jorczak and Charles N. Stoddard, Jr.


                                          being a majority of the Directors of

                         DEERFIELD PLASTICS CO., INC.


located at South Deerfield in the Town of Deerfield , in compliance with the provisions of General Laws, Chapter 156, Section 16, do hereby certify that at a meeting of the directors of the corporation held on October 18, 1957 , it was voted to issue - - - - Ten Thousand Five Hundred- - - - dollars, and no shares without par value of its authorized capital stock, this amount being in addition to amounts previously issued and the certificates therefor filed in the office of the Secretary of the Commonwealth; and that prior cumulative
The total amount of capital stock authorized is:              1,000               shares/preferred
                                                              9,900               shares common
                                                              none                shares without par value

The amount of capital stock already issued for
    cash payable by installments is                           none                shares preferred
                                                              395                 shares common
                                                              none                shares without par value

The amount paid thereon is $3,950.00                 $        none          paid on preferred stock
                                                     $        3,950         paid on common stock
                                                     $        none          paid on shares without par value
The amount of fully paid stock already issued
                                                                                prior cumulative
                                                                  387             shares/preferred
         for cash is ................................           2,700             shares common
                                                                 none             shares without par value

                                                                                prior cumulative
                                                                  200             shares/preferred
         for property is ............................             881             shares common
                                                                 none             shares without par value

                                                                 none             shares preferred
         for services and expenses is  ..............             249             shares common
                                                                 none             shares without par value






We further certify that the amount of additional capital stock to be issued1 for cash, property, services, or expenses is:
                                                                                 prior cumulative
                                    WITH PAR VALUE         105 shares preferred
                                         $10,500
                                    Amount of Additional Issue        none       shares common


                                          WITHOUT PAR VALUE                none shares preferred
                                                                           none shares common

                                                                              Prior Cumulative

TO BE PAID FOR:                                                             PREFERRED               COMMON
     IN CASH:
        In full......................................................       105
        By installments..............................................
        Amount of first instalment...................................
     IN PROPERTY:
        REAL ESTATE..................................................
           Location..................................................
           Area......................................................
        PERSONAL PROPERTY:
           Accounts receivable.......................................
           Notes receivable..........................................
           Merchandise...............................................
           Supplies..................................................
           Securities................................................
           Machinery.................................................
           Motor vehicles and trailers...............................
           Equipment and tools.......................................
           Furniture and fixtures
           Patent rights.............................................
           Trade-marks...............................................
           Copyrights................................................
           Goodwill..................................................
           Stock Dividend (Show Balance Sheet on Page 3).............
     2IN SERVICES. . . . . . . . . .(Productivity Bonus).............                             100 shares
     2IN EXPENSES....................................................

1 No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, or is in its possession as surplus; nor shall any note or evidence of indebtedness, secured or unsecured, of any person to who stock is issued, be deemed to be payment therefor; and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

2 SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 16th day of July in the year 1958.



  /s/
---------------------------------------
  Charles N. Stoddard, Jr.



  /s/
---------------------------------------
Stanley F. Jorczak



  /s/
---------------------------------------
Elliott R. Barker, Jr.



  /s/
---------------------------------------
Kenneth T. Barker

                       THE COMMONWEALTH OF MASSACHUSETTS

                              WRITE NOTHING BELOW


                         Deerfield Plastics Co., Inc.



                            ISSUE OF CAPITAL STOCK

                     General Laws, Chapter 156, Section 16


           Filed in the office of the Secretary of the Commonwealth

                                August 11, 1958

-------------------------------------------------------------------------------

                 I hereby approve the within certificate, this
                           11th day of August, 1958


                                     -----------------------------------------
                                                 Joseph P. Healey
                                     Commissioner of Corporations and Taxation


[Seals]

R.C.-1

                       THE COMMONWEALTH OF MASSACHUSETTS
                    DEPARTMENT OF CORPORATIONS AND TAXATION

                         240 STATE HOUSE, BOSTON MASS.


                             REDUCTION OF CAPITAL


The fee for filing to accompany this certificate is $15.00. Checks should be made payable to The Commonwealth of Massachusetts.

This certificate must be submitted to the Commissioner of Corporations and Taxation within thirty days after the date of the meeting at which the amendment was adopted. Section 45, Chapter 156, General Laws.

                              ------------------

We, Kenneth T. Barker, President, Elliott R. Barker, Jr., Treasurer and Kenneth T. Barker, Elliott R. Barker, Jr., Stanley F. Jorczak and Charles N. Stoddard, Jr.






                                          being a majority of the directors of


                         Deerfield Plastics Co., Inc.


located at South Deerfield in the Town of Deerfield, in compliance with the provisions of Chapter 156 of the General Laws, do hereby certify that at a meeting of the stockholders of the corporation, duly called for the purpose, held Jan. 31, 1958 , and by the affirmative vote of - - - - 3,238 - - - - shares of the common stock of the corporation, being at least a majority of all the stock outstanding and entitled to vote, the following amendment authorizing a reduction in the capital stock of the corporation was duly adopted, namely:

  [Here insert an exact copy of the vote or votes authorizing the reduction.]

To reduce the authorized capital of the corporation by 1,000 shares of prior cumulative preferred stock with a par value of $100.00 per share with cumulative dividends so that the authorized capital of the corporation shall consist solely of 9,900 shares of common stock with a par value of $10.00 per share.

                                                                                 prior cumulative
The total amount of capital stock already authorized is . . .       1,000        shares/preferred with par value
                                                                    9,900        shares common with par value

                                                                    none         shares preferred without par value
                                                                    none         shares common without par value

                                                                                 prior cumulative
The total amount of capital stock already issued is . . . . . .      692         shares preferred with par value
                                                                -------------
                                                                    4,225        shares common with par value
                                                              ---------------

                                                                    none         shares preferred without par value
                                                                    none         shares common without par value

The amount of the reduction of the capital stock is . . . . .      $100,000      preferred with par value
                                                                  $ none         common with par value

                                                                    none         shares preferred without par value
                                                                    none         shares common without par value

The amount of issued stock after reduction is . . . . . . . . .     $none        preferred with par value
                                                                  $42,250        common with par value

                                                                    none         shares preferred without par value
                                                                    none         shares common without par value

The manner in which said reduction will be effected is as follows: 680 shares of prior cumulative preferred stock out of the 692 shares issued are to be exchanged pro rata $68,000 worth of 6% debentures due 1978. As to the 12 shares of prior cumulative preferred held in Treasury the total outstanding capital stock will be reduced by $1,200 and the sum of $1,200 will be carried to surplus.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this thirty-first day of January in the year 1959.



  /s/
---------------------------------------
  Charles N. Stoddard, Jr.



  /s/
---------------------------------------
Kenneth T. Barker



  /s/
---------------------------------------
Elliott R. Barker, Jr.



  /s/
---------------------------------------
Stanley F. Jorczak

                       THE COMMONWEALTH OF MASSACHUSETTS


                              WRITE NOTHING BELOW


                         Deerfield Plastics Co., Inc.



                             ARTICLES OF AMENDMENT
                             REDUCTION OF CAPITAL

                     GENERAL LAWS, CHAPTER 156, SECTION 45


           Filed in the office of the Secretary of the Commonwealth

                                March 12, 1959


-------------------------------------------------------------------------------


                 I hereby approve the within certificate, this
                            12th day of March, 1959


                                     -----------------------------------------
                                                Robert T. Capeless
                                     Commissioner of Corporations and Taxation


[Seals]

                       THE COMMONWEALTH OF MASSACHUSETTS
                                KEVIN H. WHITE
                         SECRETARY OF THE COMMONWEALTH

                          STATE HOUSE, BOSTON, MASS.


                             ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to The Commonwealth of Massachusetts.

                            =====================

We, Charles P. Barker, President,
 and Burton Winer, Clerk of


                         DEERFIELD PLASTICS CO., INC.
-------------------------------------------------------------------------------
                             (Name of Corporation)

located at South Main Street, South Deerfield, Massachusetts , do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on June 18th, 1970, by vote of 2,913 shares of common, Series A out of 2,913 shares outstanding,

_____________ shares of ________________ out of ____________ shares outstanding, and
                           (Class of Stock)
_____________ shares of ________________ out of ____________ shares outstanding,
                           (Class of Stock)

being at least a majority of each class outstanding and entitled to vote thereon.1







1    For amendments adopted pursuant to Chapter 156B, Section 70.

2    For amendments adopted pursuant to Chapter 156B, Section 71.
Note: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8 1/2" wide 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

                             ====================

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING

The total amount of capital stock already authorized is. . . . .     9,900      shares common, Series A, with
                                                                 ---------------
                                                                                par value of $10 per share

                                                                     9,900      shares common, Series B, with
                                                                                par value of $10 per share

                                                                                shares preferred without par value

                                                                                shares common without par value


The amount of additional capital stock authorized is . . . . . .                shares preferred with par value of
                                                                 ---------------
                                                                                $10 per share

                                                                     5,000      shares common, Series A, with
                                                                                par value of $10 per share

                                                                                shares preferred without par value

                                                                                shares common without par value


         VOTED: That the number of authorized shares of common stock, Series A, be increased from 9,900 shares, with par value of $10 per share, to 14,900 shares, with par value of $10 per share, and the President and Clerk are hereby authorized to file appropriate Articles of Amendment with the Secretary of the Commonwealth to give effect to this vote.

         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this seventh day of July, in the year 1970.



  /s/                                                , President/
-----------------------------------------------------
Charles P. Barker


 /s/                                                 , Clerk/
-----------------------------------------------------
Burton Winer

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                   (General Laws, Chapter 156B, Section 72)


       I hereby approve the within articles of amendment and, the filing fee in the amount of $25.00 having been paid, said articles are deemed to have been filed with me this 20th day of July, 1970.


                                   /s/
                                   --------------------------------------------
                                                  Kevin H. White
                                          Secretary of the Commonwealth
                                            State House, Boston, Mass.



                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT

                    TO:

                      LEVY, WINER & HODOS, ATTORNEYS
                      318 Main Street
                      Greenfield, Massachusetts 01301

                                                                Copied mailed:

[Seals]

                      THE COMMONWEALTH OF MASSACHUSETTS
                                KEVIN H. WHITE
                        SECRETARY OF THE COMMONWEALTH

                      STATE HOUSE, BOSTON, MASSACHUSETTS


                            ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to The Commonwealth of Massachusetts.

                               ================

We, Charles P. Barker, President, and Burton Winer, Clerk of

                         Deerfield Plastics Co., Inc.
                             (Name of Corporation)

located at South Main Street, South Deerfield, Massachusetts , do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on August 31, 1972, by vote of

      10,954      shares of common, Series A out of 10,954 shares outstanding,
 ----------------
                           (Class of Stock)
 __________ shares of _____________ out of ________ shares outstanding, and
                           (Class of Stock)
__________ shares of _____________ out of _________ shares outstanding
                           (Class of Stock)

being at least a majority of each class outstanding and entitled to vote thereon.1







----------------------
1    For amendments adopted pursuant to Chapter 156B, Section 70.
2    For amendments adopted pursuant to Chapter 156B, Section 71.

Note: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be 8 1/2" wide and 11" high paper and must have a left-hand margin 1" wide for binding. Only one side should be used.




                             ===================

FOR INCREASE IN CAPITAL, FILL IN THE FOLLOWING:

The total amount of capital stock already authorized is. . . . .    14,900      shares common, Series A, with
                                                                 ---------------
                                                                                par value $10 per share

                                                                     9,900      shares common, Series B, with
                                                                                par value $10 per share

                                                                                shares preferred without par value

                                                                                shares common without par value


The amount of additional capital stock authorized is . . . . . .                shares preferred with par value
                                                                 ---------------
                                                                                $10 per share

                                                                    10,000      shares common, Series B, with
                                                                                par value of $10 per share

                                                                                shares preferred without par value

                                                                                shares common without par value


         VOTED: That the number of authorized shares of common stock, Series B, be increased from 9,900 shares, with par value of $10 per share, to 19,900 shares, with par value of $10 per share, and the President and Clerk are hereby authorized to file appropriate Articles of Amendment with the Secretary of the Commonwealth to give effect to this vote.

         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 19th day of September, in the year 1972.



  /s/                                                , President
-----------------------------------------------------
Charles P. Barker


 /s/                                                 , Clerk
-----------------------------------------------------
Burton Winer

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                   (General Laws, Chapter 156B, Section 72)


       I hereby approve the within articles of amendment and, the filing fee inthe amount of $50.00 having been paid, said articles are deemed to have been filed with me this 10th day of October, 1972.


                                       /s/
                                      -----------------------------------------
                                                      Kevin H. White
                                                Secretary of the Commonwealth
                                                 State House, Boston, Mass.



                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT

               To:

                      LEVY, WINER & HODOS
                      277 Main Street
                      Greenfield, Massachusetts  01301



                                                 Copy mailed: October 13, 1972

[Seals]

                       THE COMMONWEALTH OF MASSACHUSETTS
                                  PAUL GUZZI
                         SECRETARY OF THE COMMONWEALTH

                      STATE HOUSE, BOSTON, MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

                               ================

We, Charles P. Barker, President, and Burton Winer, Clerk of

                         DEERFIELD PLASTICS CO., INC.
-------------------------------------------------------------------------------
                             (Name of Corporation)

located at South Main Street, South Deerfield, Massachusetts , do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on June 19, 1975 , by vote of 11,349 shares of Class A stock out of 11,349 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon.1

                                                         I

         WHEREAS, Deerfield Plastics Co., Inc. now owns four thousand forty-one (4,041) shares of its Class A common stock, which it holds as treasury stock; and five thousand seven hundred and seventy-nine (5,779) shares of its Class B common stock, which it holds as treasury stock;

         WHEREAS, it is deemed desirable and in the best interests of the corporation to retire two thousand eight hundred and one (2,801) shares of its Class A common stock held in the treasury and four thousand five hundred and nineteen (4,519) shares of its Class B common stock held in the treasury;

         RESOLVED, that the corporation hereby retires two thousand eight hundred and one (2,801) shares of Class A common stock and four thousand five hundred and nineteen (4,519) shares of its Class B common stock now owned by it and held as treasury stock;

         FURTHER RESOLVED, that the officers of the corporation be and they are hereby authorized to take all steps required to be taken by law as a result of the retirement hereby effected after the approval of the stockholders.


------------------------
1    For amendments adopted pursuant to Chapter 156B, Section 70.

Note: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be 8 1/2" wide and 11" high paper and must have a left-hand margin 1" wide for binding. Only one side should be used.

                                      II

         WHEREAS, the Articles of Organization of Deerfield Plastics Co., Inc., as amended, authorize the issuance of twelve thousand ninety-nine (12,099) shares of Class A common stock, of which eleven thousand three hundred and forty-nine (11,349) shares are now issued and outstanding; and

         WHEREAS, it is deemed to be in the best interests of the corporation and the stockholders to split the outstanding shares of Class A common stock into fifty-six thousand seven hundred and forty-five (56,745) shares of the same class;

         RESOLVED, that subject to the approval of the stockholders, the Articles of Organization of the corporation be amended by increasing the total number of shares of common stock, Class A, that the corporation is authorized to issue from twelve thousand ninety-nine (12,099) shares to two hundred thousand (200,000) shares and by decreasing the par value of such stock from ten dollars ($10.00) per share to two dollars ($2.00) per share, with a concomitant increase in the authorized number of shares from twelve thousand ninety-nine (12,099) shares to two hundred thousand (200,000) shares;

         FURTHER RESOLVED, that on the effective date of the amendment each share of common stock, Class A, of the par value of ten dollars ($10.00) per share outstanding before the amendment shall be divided and changed into five
(5) fully paid and non-assessable shares of common stock, Class A, of the par value of two dollars ($2.00) per share; and that after the effective date of the amendment, each holder of record of one or more certificates representing shares of the old Class A common stock shall be entitled to receive one or more certificates representing the proportionate number of shares of the new Class A common stock upon the surrender of his old certificate or certificates for cancellation.

         FURTHER RESOLVED, that a proposed amendment reflecting the proposed change be submitted to the Secretary of State in the manner and form required by the laws of the Commonwealth of Massachusetts.

                                      III

         WHEREAS, the Articles of Organization of Deerfield Plastics Co., Inc., as amended, authorize the issuance of fifteen thousand three hundred and eighty-one (15,381) shares of Class B common stock, of which four thousand three hundred and forty-three (4,343) shares are now issued and outstanding; and

         WHEREAS, it is deemed to be in the best interests of the corporation and the stockholders to split the outstanding shares of Class B common stock into twenty-one thousand seven hundred fifteen (21,715) shares of the same class;

         RESOLVED, that subject to the approval of the stockholders, the Articles of Organization of the corporation be amended by increasing the total number of shares of common stock, Class B, that the corporation is authorized to issue from fifteen thousand three hundred and eighty-one (15,381) shares to one hundred and thirty thousand (130,000) shares, and by decreasing the par value of such stock from ten dollars ($10.00) per share to two dollars ($2.00) per share, with a concomitant increase in the authorized number of shares from fifteen thousand three hundred and eight-one (15,381) shares to one hundred and thirty thousand (130,000) shares;

         FURTHER RESOLVED, that on the effective date of the amendment each share of common stock, Class B, of the par value of ten dollars ($10.00) per share outstanding before the amendment shall be divided and changed into five
(5) fully paid non-assessable shares of common stock, Class B, of the par value of two dollars ($2.00) per share; and that after the effective date of the amendment, each holder of record of one or more certificates representing shares of the old Class B common stock shall be entitled to receive one or more certificates representing the proportionate number of shares of the new Class B common stock upon the surrender of his old certificate or certificates for cancellation.

         FURTHER RESOLVED, that a proposed amendment reflecting the proposed change be submitted to the Secretary of State in the manner and form required by the laws of the Commonwealth of Massachusetts.

         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 19th day of June, in the year 1975.



  /s/                                                , President
-----------------------------------------------------
Charles P. Barker


 /s/                                                 , Clerk
-----------------------------------------------------
Burton Winer

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72


       I hereby approve the within articles of amendment and, the filing fee in the amount of $50.00 having been paid, said articles are deemed to have been filed with me this 10th day of July, 1975.


                                /s/
                               ------------------------------------------------
                                                    Paul Guzzi
                                            Secretary of the Commonwealth
                                         State House, Boston, Massachusetts



                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT

              To:

                      LEVY, WINER & HODOS, P.C.
                      P.O. Box 840
                      Greenfield, Massachusetts  01301



                                                                  Copy mailed:

[Seals]

                                                        Federal Identification
                                                                No. 04-2162223

                       THE COMMONWEALTH OF MASSACHUSETTS
                            MICHAEL JOSEPH CONNOLLY
                         SECRETARY OF THE COMMONWEALTH

                  ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

                             ===================

We, Charles P. Barker, President, and Burton Winer, Clerk of

                         DEERFIELD PLASTICS CO., INC.
-------------------------------------------------------------------------------
                             (Name of Corporation)

located at South Main Street, South Deerfield, Massachusetts 01373 , do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on March 9, 1981 , by vote of 50,860 shares of common Class A Stock out of 50,860 shares outstanding, being at least two thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby.1


------------------------
1    For amendments adopted pursuant to Chapter 156B, Section 70.

Note: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be 8 1/2" wide and 11" high paper and must have a left-hand margin 1" wide for binding. Only one side should be used.

                                                        Federal Identification
                                                                No. 04-2162223

                       THE COMMONWEALTH OF MASSACHUSETTS
                         SECRETARY OF THE COMMONWEALTH

               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108


                           CERTIFICATE OF CORRECTION

                    General Laws, Chapter 156B, Section 6A


Certificate of Correction of           various Articles of Amendment
                             ------------------------------------------------
                                    (Title of document to be corrected)

                                      of

                         DEERFIELD PLASTICS CO., INC.
                             (Name of Corporation)

It is hereby certified that:

     1.  The name of the corporation (hereinafter called the "corporation," is

                         DEERFIELD PLASTICS CO., INC.

     2. The various Articles of Amendment of the corporation, which was filed with the Secretary of the Commonwealth on August 14, 1967, July 20, 1970, October 10, 1972, July 10, 1975 and March 26, 1981 are hereby corrected.

     3. The inaccuracy or defect to be corrected in said document is as follows: all references in said documents to "Series A," "Series B" or "Series C" should be changed to refer to "Class A," "Class B" or "Class C."

     4.  The portion of the document in corrected form is as follows:

         In particular, this corporation is currently authorized to issue:

                      200,000 shares of common Class A stock at $2 par 130,000 shares of common Class B stock at $2 par
                       50,000    shares of common Class C stock at $2 par

                  IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 1st day of June, in the year 1981.


 /s/              , President
------------------
Charles P. Barker


/s/               , Clerk
------------------
Burton Winer

FOR INCREASE IN CAPITAL, FILL IN THE FOLLOWING:

The total amount of capital stock already authorized is. . . . .    200,000     shares common, Series A, with
                                                                 --------------- par value
                                                                    130,000     shares common, Series B, with
                                                                 --------------- par value
                                                                                shares preferred without par value
                                                                 ---------------
                                                                                shares common without par value
                                                                 ---------------


The amount of additional capital stock authorized is . . . . . .                shares preferred with par value
                                                                 ---------------$10 per share
                                                                    50,000      shares common, Series C, with
                                                                 ---------------par value
                                                                                shares preferred without par value
                                                                 ---------------
                                                                                shares common without par value
                                                                 ---------------

         VOTED: That an Amendment to the Articles of Organization of this corporation be and hereby is authorized effecting the following:

         (a) This corporation is authorized to issue a class of shares to be designated "Class C common stock," with the total number of such shares to be 50,000, and the aggregate par value of all shares to be 50,000, and the aggregate par value of all shares being $100,000.

         (b) Class C common stock shall have no right to receive dividends, irregardless of the financial situation of the corporation, nor to participate in the earnings and profits of the corporation other than the equitable interest represented by the shares owned, irregardless of the financial condition of the corporation and even though dividends may be declared on other classes of outstanding stock.

         (c) Class C common shares shall have no voting power.

         (d) Each shareholder of Class C common stock shall be subject to the following restrictions:

                  (1) If any stockholder desires to sell his Class C common stock in Corporation and he receives a bona fide written offer from a third person to buy his Class C stock, before he shall sell same, he shall give to Corporation and the other stockholders written notice of such offer, including the name and address of the offeror and the price and terms of the offer.

                  (2) Corporation shall have thirty (30) days in which to give notice that it wishes to buy the Class C stock. If such notice of desire to buy is given, Corporation shall buy all of such Class C stock for the price and under the terms and conditions as provided in Paragraph (7).

                  (3) If such notice of desire to buy is not given by Corporation, then the other stockholders shall have an additional thirty (30) days in which to give written notice that they wish to buy the Class C stock. If such notice of desire to buy is given, the buying stockholders shall buy all of such Class C stock. for the price and under the terms and conditions as provided in Paragraph (7).

                  (4) If such notice of desire to buy is given by Corporation or the other stockholders, the selling stockholder shall not sell to anyone except the ones giving notice. The purchase and sale of said Class C stock shall be completed within sixty (60) days after such notice is given to the selling stockholder.

                  (5) If such notice of desire to buy is not given by either Corporation or the other stockholders, then the selling stockholder may sell to the person from whom he has received the offer only at the price and upon the terms contained in such offer, and only if the sale is concluded within ninety (90) days after the giving of the notice of such offer. If such sale is not concluded within said 90-day period, he shall not conclude the sale and shall not sell to any person until he has first given notice and complied with the procedure herein provided.

                  (6) If more than one stockholder gives notice of desire to buy under Paragraph (3) above, each stockholder shall purchase that percentage of the Class C stock of the selling stockholder that the total Class C stock owned by him at the time of giving notice of desire to buy bears to the total stock owned by all stockholders giving notice of desire to buy. Under the terms hereof, no stockholder shall sell less than all his stock of all classes which he may from time to time hold.

                  (7) At the election of the purchasing stockholder or Corporation, the purchase price for stock Class C shall be either the price of the bona fide offer to purchase of which notice was given or the price established under Paragraph (8); and such price shall be reduced by any amounts owned to Corporation by selling stockholder, thus cancelling such indebtedness. The payment of the purchase price for such Class C stock shall be in accordance with Paragraph (9). Any amounts due the selling stockholder by Corporation for other reasons shall be paid in full at the closing, irrespective of the due date.

                  (8) Unless both parties mutually agree with respect to stock value, then such party shall name one arbitrator, and those two shall determine the value as of the end of the month preceding the date of sale. If the two arbitrators cannot agree upon the value of the stock, they shall appoint a third arbitrator; and the decision of the majority shall be binding upon all parties.

                  (9) Unless the parties mutually agree to different terms, the purchase price shall be paid by a promissory note payable in equal monthly installments of principal and interest over a period of five
         (5) years beginning on date of sale bearing interest at the prime rate of the First National Bank of Boston, on date of sale.

                  (10) No stockholder shall, without the consent of the holders of at least two-thirds (2/3rds) of the outstanding Class C stock, pledge his Class C stock with another for any reason or purpose.

                  (11) Any person or organization who shall acquire shares of any Stockholder by bankruptcy, supplementary process, creditor's bill or other legal or equitable proceeding against the owner of such shares shall, at any time upon written request of the Board of Directors of Corporation, offer all shares so acquired for sale to Corporation or to a nominee named by the Board of Directors. If a price cannot be agreed upon, it shall be fixed at book value by arbitration as provided in paragraph (8) and pursuant to payment terms set forth in paragraph (9).

                  (12) No shares of Class C stock shall be sold or transferred on the books of the Corporation until these provisions have been complied with; but the Board of Directors may, in any particular instance, waive the requirement.

                                     (End)

         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 9th day of March, in the year 1981.



                                      , President
--------------------------------------


/s/                                   , Clerk
--------------------------------------
Burton Winer

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72


       I hereby approve the within articles of amendment and, the filing fee in the amount of $100.00 having been paid, said articles are deemed to have been filed with me this 31st day of March, 1981.


                                /s/
                                -----------------------------------------------
                                            Michael Joseph Connolly
                                            Secretary of the Commonwealth
                                         State House, Boston, Massachusetts



                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT

       To:

                   LEVY, WINER, HODOS & Berson, P.C.
                   P.O. Box 840
                   Greenfield, Massachusetts  01302
                   Telephone:  (413) 774-3741

                                                               Copy mailed:

[Seals]

                      THE COMMONWEALTH OF MASSACHUSSETTS

                             ARTICLES OF AMENDMENT

                   (General Laws, Chapter 156B, Section 72)

                         I hereby approve the within articles of
                    amendment and the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 1st day of September, 1987


                            MICHAEL JOSEPH CONNOLLY
                              Secretary of State


                        TO BE FILLED IN BY CORPORATION
                      PHOTO COPY OF AMENDMENT TO BE SENT

                  TO:

                  Susan A. Sini, Legal Assistant
                  LEVY, WINER, HODOS, BENSON, BLANNER & BISHOP, P.C.
                  277 Main Street - P.O. Box 1538 - Greenfield, MA  01302

           Telephone         413-774-3741

                                                     Copy Mailed

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following: N/A



The total presently authorized is:

=============================================================================================================================
                                            NO PAR VALUE                         WITH PAR VALUE                   PAR
        KIND OF STOCK                     NUMBER OF SHARES                      NUMBER OF SHARE                  VALUE
-----------------------------------------------------------------------------------------------------------------------------
            COMMON
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
          PREFERRED
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================

CHANGE the total to:


=============================================================================================================================
                                            NO PAR VALUE                         WITH PAR VALUE                   PAR
        KIND OF STOCK                     NUMBER OF SHARES                      NUMBER OF SHARE                  VALUE
-----------------------------------------------------------------------------------------------------------------------------
            COMMON
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
          PREFERRED
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================

         That this corporation's Articles of Organization be amended by adding the following:

                  No director shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability; provided, however, that this provision shall not eliminate the liability of a director, to the extent that such liability is provided by applicable law, (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under section 61 or 62 (or successor provisions) of Chapter 156B of the Massachussetts General Laws; or
         (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not eliminate the liability of a director for any act or omission occurring prior to the date upon which this provision becomes effective. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this 19th day of August, in the year 1987.



  /s/                           , President
--------------------------------
Charles P. Barker


 /s/                            , Clerk
--------------------------------
Burton Winer

                                                      Federal Identification
                                                          No. 04-216-2223

                       THE COMMONWEALTH OF MASSACHUSETTS
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, SECRETARY
                         SECRETARY OF THE COMMONWEALTH

               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108


                             ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

                               ================

We, Charles P. Barker, President, and Burton Winer, Clerk of

                         DEERFIELD PLASTICS CO., INC.
-------------------------------------------------------------------------------
                             (Name of Corporation)

located at South Main Street, South Deerfield, Massachusetts 01373 , do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on August , 1987 , by vote of 31,197 shares of common Class A Stock out of 31,197 shares outstanding, being at least two thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby.1


-----------------------------
1    For amendments adopted pursuant to Chapter 156B, Section 70.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of papers leaving a left hand margin of a least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

                                                        Federal Identification
                                                            No. 57-056-1873

                       THE COMMONWEALTH OF MASSACHUSETTS
                            WILLIAM FRANCIS GALVIN
                         SECRETARY OF THE COMMONWEALTH

             ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108-1512

                      STATE HOUSE, BOSTON, MASSACHUSETTS


                              ARTICLES OF MERGER
                   (GENERAL LAWS, CHAPTER 156B, SECTION 79)



A merger of DEERFIELD PLASTICS CO., INC., a Massachussetts corporation, and HUNTSMAN PREPARATORY, INC., an Ohio Corporation, the constituent corporations, into DEERFIELD PLASTICS CO., INC., one of the constituent corporations organized under the laws of Massachussetts

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of merger has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 79, and will be kept as provided by Subsection (c) thereof. The *surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the *merger determined pursuant to an agreement of *merger shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing:

         October 21, 1996

3.   (For a merger)
*The following amendments to the Articles of Organization of the surviving corporation have been effected pursuant to the agreement of merger:



     (For a consolidation)
     (a) The purpose of the resulting corporation is the engage in the following business activities:


------------------------------------
*  Delete the inapplicable words.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a simple sheet as long as each article requiring each addition is clearly indicated.

(For a consolidation)
(b) State the number of shares and the par value of any of each class of stock which the resulting corporation is authorized to issue:

=================================================================================================================================
                 WITHOUT PAR VALUE                                                 WITH PAR VALUE
---------------------------------------------------------------------------------------------------------------------------------
       TYPE                 NUMBER OF SHARES               TYPE               NUMBER OF SHARES                PAR VALUE
---------------------------------------------------------------------------------------------------------------------------------
     Common:                                             Common:
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    Preferred:                                          Preferred:
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================

**(c) If more than one class of stock is authorized, state a distinguishing designation for each class and provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of each class and of each series then established.




(d) The restrictions, if any, on the transfer of stock contained in the agreement of consolidation are:




**(e) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:




Item 4 below may be deleted if the surviving corporation is organized under the laws of a state other than Massachussetts.

4. The information contained in item 4 is not a permanent part of the Articles of Organization of the *surviving corporation.

(a) The street address (post office boxes are not acceptable) of the surviving corporation in Massachussetts is:

                  10 Greenfield Road
                  South Deerfield, Massachussetts  01373

** if there are no provisions state "None".

                                                                     Exhibit A

                                                                    POST OFFICE
                     NAME          RESIDENTIAL ADDRESS               ADDRESS

President:  N. Brian Stevenson     2782 East Shady Brook Lane          Same
                                   Sandy, Utah  84121

Treasurer:  Albert T. Van Leeuwen  2288 East 10140 South               Same
                                   Sandy, Utah  84121

Clerk:      Robert B. Lence        1416 Ambassador Way East            Same
                                   Salt Lake City, Utah  84108

Directors:  Jon M. Huntsman        3049 Sherwood Circle                Same
                                   Salt Lake City, Utah  84108

            Peter R. Huntsman      1399 Devonshire Drive               Same
                                   Salt Lake City, Utah  84108

            Richard P. Durham      4824 Mount Spring Court             Same
                                   Salt Lake City, Utah  84117

            N. Brian Stevenson     2782 East Shady Brook Lane          Same
                                   Sandy, Utah  84121

(b) The name, residential address and post office address of each director and officer of the *surviving corporation:

                  NAME         RESIDENTIAL ADDRESS      POST OFFICE ADDRESS

President:

Treasurer:
                           SEE EXHIBIT A ATTACHED
Clerk:

Director:

(c) The fiscal year end (i.e. tax year) of the *surviving corporation shall end on the last day of the month of: December.

(d) The name and business address of the resident agent, if any, of the *surviving corporation is: CT Corporation System, 2 Oliver Street, Boston, Massachussetts 02109

ITEM 5 BELOW MAY BE DELETED IF THE RESULTING/SURVIVING CORPORATION IS ORGANIZED UNDER THE LAWS OF MASSACHUSSETTS.

FOR MASSACHUSSETTS CORPORATIONS

The undersigned *President and *Clerk of DEERFIELD PLASTICS CO., INC.
      a corporation organized under the laws of Massachussetts, further state under the penalties of perjury that the agreement of *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

                                                                   , *President
-------------------------------------------------------------------

                                                                   , *Clerk
-------------------------------------------------------------------


FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSSETTS

The undersigned, +    PRESIDENT        and ++  Assistant  Clerk
of HUNTSMAN PREPARATORY, INC., a corporation organized under the laws of OHIO, further state under the penalties of perjury that the agreement of *merger has been duly adopted by such corporation in the manner required by the laws of OHIO .

 *  Delete the inapplicable words.
 +  Specify the officer having powers and duties   +  /s/
corresponding to those of the president or               ----------------------
vice president of a Massachussetts corporation
organized under General Laws, Chapter 156B.
++ Specify the officer having powers and duties    ++ /s/
corresponding to the clerk or assistant clerk of         ----------------------
such a Massachussetts corporation.

                       THE COMMONWEALTH OF MASSACHUSETTS



                              ARTICLES OF MERGER

                    General Laws, Chapter 156B, Section 72


I hereby approve the within articles of merger and, the filing fee in the amount of $250.00 having been paid, said articles are deemed to have been filed with me this 21st day of October, 1996.


                                    /s/
                                       ---------------------------------------
                                             William Francis Galvin
                                          Secretary of the Commonwealth
                                        State House, Boston, Massachusetts



                        TO BE FILLED IN BY CORPORATION

                     PHOTO COPY OF DOCUMENT TO BE SENT TO:

                       DWIGHT W. QUAYLE, ESQ.
                       Ropes & Gray
                       One International Place
                       Boston, Massachusetts  02110-2624
                       Telephone:  (617) 951-7406

                                                        Federal Identification
                                                           No. 04-2162223

                       THE COMMONWEALTH OF MASSACHUSETTS
                            WILLIAM FRANCIS GALVIN
                   SECRETARY OF THE COMMONWEALTH 02108-1512

                  ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

                               ================

We, N. Brian Stevenson, President, and Robert B. Lence, Clerk of

                         DEERFIELD PLASTICS CO., INC.
-------------------------------------------------------------------------------
                          (Exact name of Corporation)

located at    10 Greenfield Road, South Deerfield, Massachusetts  01373       ,
           --------------------------------------------------------------------

certify that the Articles of Amendment affecting articles numbered:

                   third paragraph on page 1 relating to name
-------------------------------------------------------------------------------

of the Articles of Organization of the corporation were duly adopted at a meeting held on October 21, 1996, by vote of 100 shares of common Class A out of 100 shares outstanding,





1 being at least a majority of each type, class or series outstanding and entitled to vote thereon.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following: N/A



The total presently authorized is:

=============================================================================================================================
                                            NO PAR VALUE                         WITH PAR VALUE                   PAR
        KIND OF STOCK                     NUMBER OF SHARES                      NUMBER OF SHARE                  VALUE
-----------------------------------------------------------------------------------------------------------------------------
            COMMON
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
          PREFERRED
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================

CHANGE the total to:

=============================================================================================================================
                                            NO PAR VALUE                         WITH PAR VALUE                   PAR
        KIND OF STOCK                     NUMBER OF SHARES                      NUMBER OF SHARE                  VALUE
-----------------------------------------------------------------------------------------------------------------------------
            COMMON
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
          PREFERRED
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================

              The name by which the corporation shall be known is
                    HUNTSMAN DEERFIELD FILMS CORPORATION.













     The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:
                     -----------------------------------------

     SIGNED UNDER THE PENALTIES OF PERJURY, this 21st day of October, 1996.



/s/                                        , President
-------------------------------------------
Charles P. Barker


/s/                                        , Clerk
-------------------------------------------
Burton Winer

                      THE COMMONWEALTH OF MASSACHUSSETTS

                             ARTICLES OF AMENDMENT

                   (General Laws, Chapter 156B, Section 72)




               I hereby approve the within articles of amendment and the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 21st day of October, 1996.


                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



                     TO BE FILLED IN BY CORPORATION PHOTO
                        COPY OF DOCUMENT TO BE SENT TO:


         Sam Scruggs, Esq.
         Huntsman Deerfield Films Corporation
         500 Huntsman Way
         Salt Lake City, Utah  84108

         Telephone.......................................




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